Investor Presentation 2011 – Fourth Quarter Update November 7, 2011 Exhibit 99

November 7, 2011
National Fuel Gas Company

Safe Harbor For Forward Looking Statements
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,”
“forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements: financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions;  changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from terrorist activities, acts of war, major accidents, fires, severe weather, pest infestation or natural disasters; factors affecting the
Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations;  changes in laws and regulations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, and exploration and production activities such as hydraulic fracturing; uncertainty of oil and gas reserve estimates;  significant differences between the Company’s projected and actual production levels for natural gas or oil;  significant changes in market dynamics or competitive factors affecting the Company’s ability to retain existing customers or obtain new customers;
changes in demographic patterns and weather conditions; changes in the availability and/or price of natural gas or oil and the effect of such changes on the accounting treatment of derivative financial instruments; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; changes in the availability and/or cost of derivative financial instruments; changes in the price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; changes in the projected profitability of pending or potential projects, investments or transactions; significant differences between the Company’s projected and actual capital expenditures and operating expenses; delays or changes in costs or plans with respect to the Company’s projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; governmental/regulatory actions, initiatives and proceedings, including those involving derivatives, acquisitions, financings, rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), affiliate relationships, industry structure, franchise renewal, and environmental/safety requirements; unanticipated impacts of restructuring initiatives in the natural gas and electric industries; ability to successfully identify and finance acquisitions or other investments and ability to operate and integrate existing and any subsequently acquired business or properties; changes in actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-
retirement benefits, which can affect future funding obligations and costs and plan liabilities; significant changes in tax rates or policies or in rates of inflation or interest; significant changes in the
Company’s relationship with its employees or contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur; changes in accounting principles or the application of such principles to the Company; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or  increasing costs of insurance, changes in coverage and the ability to obtain
Forward-looking statements include estimates of oil and gas quantities.  Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.  Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com. You can also
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the
Company’s Form 10-K for the fiscal year ended September 30, 2010 and the Company’s Forms 10-Q for the periods ended December 31, 2010, March 31, 2011 and June 30, 2011. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.
insurance.
obtain this form on the SEC’s website at www.sec.gov.

November 7, 2011
Core Businesses

Utility
Exploration
&
Production
Pipeline
&
Storage
Energy
Marketing
Midstream
Integrated Business Structure
Empire Pipeline & NFG Supply Corp.
Create Flexible System
Seneca Resources Corporation
Significant Appalachian Growth
Leading Marcellus Shale Position
Evaluate Utica/Geneseo Shales
Stable Oil Production
Significant Cash Flow
NFG Distribution Corp.
Focus on Customer Service
Cost Control and Revenue
Stable, Predictable Earnings
Supports Dividend and Credit Profile
National Fuel Resources, Inc.
Appalachian Gathering Growth
Initial Focus on Seneca Acreage
NFG Midstream Corp.
Growing/Predictable EPS
Protection
and Safety
Supports Dividend and Credit
Profile
Limited Capital, Limited Risk
Expand into Neighboring Markets
Maintain Customer Contact
Delivery to Growth Markets
Appalachian Pipeline Growth

November 7, 2011 National Fuel Gas Company 4 Significant Growth Related to the Marcellus Shale Marcellus Shale Exploration & Production Pipeline & Storage Midstream

November 7, 2011
National Fuel Gas Company

2014 – Where We Are Headed
Significant Ramp Up in Capital Expenditures to Fuel Marcellus Expansion
2011 to 2014: Growing E&P Capital Expenditures at an 18% CAGR
2014 Forecasted Consolidated Capital Spending: $1.3 to $1.6 Billion
Rapidly Growing Production Through Marcellus Development
2011 to 2014: Growing Production at a 38% CAGR
2014 Forecasted Production: 160 -
200 Bcfe
Transform the Pipeline & Storage Segment
2011 to 2014: Growing Throughput at a 22% CAGR
2014 Forecasted Throughput: ~575 Bcf
Maintain a Strong Balance Sheet
Will be able to maintain targeted Equity-to-Capitalization of 55% to 65%
Cash from Operations is forecasted to double from 2011 to 2014

November 7, 2011 Exploration & Production 6

November 7, 2011
Seneca Resources

Our Growth Story
Not the same company we were just a few years ago
Will continue to grow dramatically
Production and reserves expected to triple or quadruple
from 2010 to 2014
Held over 700,000 Marcellus acres before the play received any attention
Have since added another 40,000 acres in the core of the play
In addition to Marcellus, Seneca has acreage in emerging plays:
Utica Shale: significant untested potential
Geneseo Shale (Upper Devonian): ~300,000 prospective acres
Outstanding oil producing assets in California provide steady production and cash flow

November 7, 2011
Seneca Resources

Top Tier Acreage and Resource Position
Prospective
Net Acres
Resource
Potential
Marcellus Shale 745,000
8-15 TCFE
Geneseo Shale 300,000
TBD
Utica Shale TBD TBD
Proved Reserves
(at Sept. 30, 2011)
California
54.5 MMBoe
Shallow Devonian
117 Bcfe
Marcellus
491 Bcfe
Total Reserves
935 Bcfe
(327 Bcfe)

November 7, 2011
Seneca Resources

Continued Improvement in Finding & Development Costs
$0.00
$2.00
$4.00
$6.00
$8.00
2005-2007 2006-2008 2007-2009
Fiscal Years
2008-2010
$7.38
$7.63
$5.35
$2.37
Three Year Average U.S. Finding & Development Cost

November 7, 2011
Seneca Resources

Ramping Up Production Growth
19.2
19-21 19-21 19-21
7.9
6-8
5-7 5-7
35.3
62-72
101-
127
135-
170
47.0
40.8
42.5
49.6
67.6
87-101
125-155
160-200
0
75
150
225
2007 2008 2009 2010 2011 2012
Forecast
2013
Forecast
2014
Forecast
Fiscal Year
California Upper Devonian Marcellus Gulf of Mexico Canada
Annual production
growth of 30% to
50% is expected
from 2011 to 2014

November 7, 2011
Seneca Resources

Capital Spending Shifting to the Marcellus
$47
$45-55
$40-50
$35-45
$78
$332
$585
740-
820
$800-
1,000
$900-
1,100
$176
$192
$188
$398
$649
$785
-
875
$840-
1,050
$935-
1,145
$0
$250
$500
$750
$1,000
$1,250
2007 2008 2009 2010 2011 2012
Forecast
2013
Forecast
2014
Forecast
Fiscal Year
California Upper Devonian Marcellus Gulf of Mexico Canada

November 7, 2011 Marcellus Shale 12 Seneca’s Development Areas SRC Lease Acreage SRC Fee Acreage Eastern Development Area (Mostly Leased) Western Development Area (Mostly Fee and HBP) EOG Acreage

November 7, 2011
Marcellus Shale

Eastern Development Area (EDA) – Results & Plan Forward
DCNR Tract 001 – Delineating
Marcellus Well – IP: 3.7 MMcf/d
Geneseo Well – IP: 4.5 MMcf/d
Acquired 3D Seismic (June, ‘11)
FY 2012: Drill 2 Horizontal Wells
DCNR Tract 007 - Delineating
1 Well Drilled – IP: 2 MMcf/d
Acquired 3D Seismic (July, ‘11)
FY 2012: Drill 4 Horizontal Wells
DCNR Tract 595 – Full Development
10 Wells Drilled – 3 Producing (1 Shut-In)
Gross Production:  6-9 MMcf/d
FY 2012: 3 Rigs (26 Wells Planned)
Covington – Developed
47 Wells Drilled – 47 Producing
Gross Production: ~110+ MMcf/d
Estimated Avg. EUR: 5.5 Bcf/Well
DCNR Tract 100 – Full Development
3 Wells Drilled
1 Well Completed IP: 15.8 MMcf/d
FY 2012: 1-2 Rigs (12 Wells Planned)
SRC Fee Acreage
SRC Lease Acreage

November 7, 2011
Current:  1 Segment
IP Rate 5,400 MMcf/d
Hyp. Coeff. 1.25
Decline 65.5%
Limit 6 Mo.
Current:  Compression Segment
IP Rate 3,800 MMcf/d
Hyp. Coeff. 1.25
Decline 48%
Exp. Tail 6%
Original 6.0 Bcf Typecurve
IP Rate 7,250 MMcf/d
Hyp. Coeff. 1.4
Decline 72%
Exp. Tail 6%
Marcellus Shale
14
EDA Typecurve – 6.7 Bcfe EUR (Greater Than 3,500’ Lateral)
0.0
2.0
4.0
6.0
8.0
10.0
12.0
0 2 4 6 8 10 12 14 16 18 20 22 24
Month
EDA Average Daily Production Rate
6.7 Bcf Typecurve (40 Year Life)
6.0 Bcf Typecurve (40 Year Life)
Lower Production  Bound
st

November 7, 2011
Marcellus Shale

Western Development Area (WDA) – Results & Plan Forward
SRC Lease Acreage
SRC Fee Acreage
EOG Contributed JV Acreage
SRC Contributed JV Acreage
Seneca Operated
EOG Operated
Punxy  – Full Development
EOG Operated:  45 Wells Drilled; 25 Producing
FY 2012:  2 Rigs, Drill 33 wells
Gross Production (As of 11/1/11): 31 MMCFD
Owl’s Nest – Full Development
3 Wells Drilled: Optimized Target Zone
Expected IP’s: 4-5 MMcf/d
FY 2012:  2 Rigs, Drill 15 Wells
Acquiring 3D Seismic
Approx. Outline of JV Acreage
200,000 Gross Acres
Seneca 50% W.I. (Avg. 58% NRI)
Mt. Jewett – Delineating
3 Horizontal Wells Drilled
3 Wells Completed – On
Flowback and Evaluating
Boone Mountain - Delineating
Just drilled 3 Horizontal Wells
Early November - Completing
Rich Valley - Delineating
Drill 2 Wells in Fall 2011
Beechwood
3 Wells Drilled
3 Completed
Evaluating
Poor Results;
Absence of
Fractures

November 7, 2011
Seneca Resources

Marcellus Acreage Position Provides Superior Economics
(1) Pre-Tax IRR determined using the NYMEX forward strip as of October 7, 2011
15%
43%
100+%
10%
29%
78%
0%
25%
50%
75%
100%
125%
3.0 5.0 8.0
Gross EUR per Well
Marcellus Economics for a $6.2 Million Well
No Royalty
18% Royalty

November 7, 2011
Seneca Resources

Marcellus Shale Strategic Development Plan
Aggressively Develop our excellent
Tioga and Lycoming County leasehold
Systematically evaluate western
acreage
Begin development of western acres
that are “de-risked”
Continue participation with EOG on
Joint Venture acreage
78
113
129
156
0
50
100
150
200
2011 2012 2013 2014
Fiscal Year
Net Horizontal Wells Spudded
6.5
7
3
3
3
6
8.5
9.5
10
0
4
8
12
16
2011 2012 2013
Fiscal Year
Gross Rig Count
Seneca EOG
1.5
4.5
5.5
2014

November 7, 2011
Marcellus Shale

Breaking Down Our Acreage Position
Area Net Acres
Possible
Locations Wells Drilled
Wells
Completed EUR (Bcfe) Status
Eastern Development Area (EDA)
Covington 7,000 47 47 47 5.5 Developed
595 6,000 55 10 4 7.0 Full Development
100 10,000 70 3 1 8.0 Full Development
007 15,000 75 1 1 3.0 - 5.0 Delineating
001 13,000 58 1 1 3.0 - 5.0 Delineating
Other EDA 4,000 10 - - 3.0 - 8.0 Untested
55,000 315 62 54
Western Development Area (WDA)
Owl's Nest / Ridgeway 91,000 680 3 3 4.0 Full Development
Mt. Jewett 25,000 232 4 4 3.0 - 5.0 Delineating
James City 30,000 340 1 1 3.0 - 5.0 Delineating
Boone Mtn 8,500 59 4 1 3.0 - 5.0 Delineating
Rich Valley 30,000 188 - - 4.0 - 5.0 Delineating
WDA Other 337,000 2,654 4 3 2.0 - 6.0 Untested
521,500 4,153 16 12
EOG Operated
Punxy 12,000 87 45 25 4.0 Full Development
West Branch 12,500 121 7 5 3.0 - 5.0 Delineating
Clermont 10,000 96 2 2 3.0 - 5.0 Delineating
Brady 13,500 113 - - 4.0 - 5.0 Untested
EOG Other 120,500 502 2 2 2.0 - 5.0 Untested
168,500 919 56 34
Seneca Resources Total
745,000 5,387 134 100

November 7, 2011
Marcellus Shale

Strategic Plan Moving Forward
Fiscal Year 2012
Eastern Development Area
Move forward with full development of DCNR 100 (Lycoming) and
DCNR 595 (Tioga)
Drill several additional delineation wells in DCNR 007 (Tioga) and DCNR 001
(Potter) with recently acquired 3D seismic data
Western Development Area
Acquire 3D seismic in Owl’s Nest (Elk) and begin full development
Continue delineation throughout the WDA, including Mt. Jewett (McKean),
Boone Mountain (Elk) and Rich Valley (Cameron)
EOG-Operated Joint Venture
Continue to fully participate on all development and delineation wells
2013 and Beyond
Eastern Development Area
Ongoing full development
Western Development Area
Full development at Owl’s Nest area and other fully delineated areas
Continue delineation of new areas
EOG-Operated Joint Venture
Continue to fully participate on all development and delineation wells

November 7, 2011
New Plays

Geneseo Shale – Area Summary
DCNR 001 Horizontal (Seneca)
Depth: 5,830’;  Thickness: 77’
Avg. Reservoir TOC: 3.33
Peak Rate: 4.5 MMcf/d
East Resources
Drilled & Completed
April 2010
East Resources
3 Wells Permitted
November 2010
East Resources
1 Well Permitted
December 2010
PGE
12 Wells Permitted (April 2009 to August 2010)
2 Wells Drilled (February 2010)
Mt. Jewett Vertical (Seneca)
Depth: 5,095’;  Thickness: 110’
Avg. Reservoir TOC: 3.34

New Plays

Utica Shale – Activity Summary
Vertical Well Permit
Horizontal Well Permit
Vertical Well Permit
Horizontal Well Permit
Seneca Resources
Tionesta Area
Spud Date: 2012
Seneca Resources
Henderson Area
Currently Drilling
Seneca Resources
Mt. Jewett Area
Drilled: June 2011
Source rock maturation (Trenton-Black River Research Consortium, 2006)
November 7, 2011

November 7, 2011
New Plays

Utica Program Update
Seneca Resources recently drilled a vertical Utica/Pt. Pleasant strat test in
McKean County, PA.  Preliminary results are encouraging.
400 feet of gross reservoir at a depth of 10,000’
Potential pay spans the Utica, Pt. Pleasant and portions of the Trenton Formations
Reservoir quality is similar to that of the shallower Marcellus
Mineralogy is considerably different from the Marcellus
Vertical Well Permit
Horizontal Well Permit

November 7, 2011
Marcellus Shale

Operational Efficiencies Drive Cost Savings
Long-Term
Frac Contract
Increased Wells
per Pad
Proppant & Chemical
Sourcing
Equipment
Ownership
(Frac Tanks, etc…)
Concentrated
Regional
Development
Pad Cost Reductions
(Rig Mats, Concrete
Pads, etc…)
Natural Gas Powered
Rigs
External Casing
Packers
Improved Efficiency
Leads to
Improved Costs
Well Length
Drilling
Cost
Total
Drilling Cost
Completion
Cost
Total
Completion
Cost
Total
D&C Cost
2011 Estimate ~ 4,500’ Lateral $556/Ft $2.5 MM $800/Ft $3.7 MM $6.2 MM
Target $378/Ft $1.7 MM $700/Ft $3.15 MM $4.85 MM

November 7, 2011
Marcellus Shale

Cost Savings from Multi-Well Pad Drilling
Location & Road Costs
$600,000 per well
Rig Mobilization
$600,000 per well
Ancillary Drilling Costs (Trucking, etc..)
$150,000 per well
Frac Mobilization
$7,000 per well
Water Hauling vs. Infrastructure
$200,000 per well
1 Well per Pad
Location & Road Costs
$100,000 per well
Rig Mobilization
$100,000 per well
Ancillary Drilling Costs (Trucking, etc..)
$25,000 per well
Frac Mobilization
$1,200 per well
Water Hauling vs. Infrastructure
$50,000 per well
6 Wells per Pad
Cost Savings of Pad Drilling: ~$1.2 Million per Well

November 7, 2011
Marcellus Shale

Water Management Program
Water Sourcing:
Coal mine runoff
Permitted freshwater sources
Recycled water
Water Management:
Instituted a “Zero Surface Discharge” policy
Recycle Marcellus flowback and produced water
Centralized water handing in development areas
Tioga County – DCNR 595 and Covington
Lycoming County – DCNR 100
Elk County - Owl’s Nest
Installing new evaporative technology
Investigating underground injection
Seneca is committed to protecting the surface from any type of pollution

California
Stable Production Fields
North Lost Hills
~1,150 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
181 Active Wells
North Midway Sunset
~4,350 BOEPD
Potter & Tulare Formation
Steamflood
703 Active Wells
South Midway Sunset
~800 BOEPD
Antelope Formation
Steamflood
100 Active Wells
South Lost Hills
~1,700 BOEPD
Monterey Shale
Primary
216 Active Wells
Sespe
~1,000 BOEPD
Sespe Formation
Primary
193 Active Wells
November 7, 2011

November 7, 2011
California

Strong Margins Support Significant Free Cash Flow
Average Price ($/BOE) = $77.59
Net Income
$31.88
Cash
Expenses
$35.50
DD&A
$10.21
21%
13%
12%
6%
4%
3%
41%
Income tax
DDA
Non-Steam Fuel LOE
Other
Steam Fuel
G&A
Net Income
Fiscal Year 2011 Net Income and Expenses per BOE

Pipeline & Storage / Midstream 28 November 7, 2011

November 7, 2011 Pipeline & Storage 29 Positioned to Move Growing Marcellus Production

November 7, 2011
Pipeline & Storage

Marcellus Producers Increase Utilization of NFGSC
The number of producers moving Marcellus gas on NFGSC has
increased exponentially since January 2009
Marcellus Producers Transporting Gas on National Fuel's System
2
11
0
3
6
9
12
15

November 7, 2011
Pipeline & Storage

Positioned to Move Growing Marcellus Production
LAMONT
COMPRESSOR
STATION PHASE I & II
NORTHERN
ACCESS
EXPANSION
TIOGA
COUNTY
EXTENSION
CENTRAL
TIOGA
COUNTY
EXTENSION
LINE “N”
2012
EXPANSION
WEST TO EAST
OVERBECK TO
LEIDY
COVINGTON
GATHERING
SYSTEM
TROUT RUN
GATHERING
SYSTEM
LINE “N”
EXPANSION

November 7, 2011
Pipeline & Storage

Expansion Initiatives
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service
Date
Market Status
Lamont Compressor Station 40,000 $6 MM 6/15/10 Fully Subscribed
Completed –
Flowing into TGP 300 Line
Lamont Phase II Project 50,000 $7.6 MM 7/1/11 Fully Subscribed Completed
Line “N” Expansion 160,000 $20 MM 10/26/11 Fully Subscribed Completed
Tioga County Extension 350,000 $49 MM ~ 11/2011 Fully Subscribed Construction began July 2011
Northern Access Expansion 320,000 $62 MM ~11/2012 Fully Subscribed
Received Certificate from FERC in October
2011
Line “N” 2012 Expansion 150,000 $36 MM ~ 11/2012 Fully Subscribed Certificate application filed in July 2011
West to East ~425,000 $290 MM 2014 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Central Tioga County
Extension
260,000 $135 MM 2014
Open Season
Closed
Evaluating market interest and facility
design
Total Firm Capacity  ~ 1,755,000 Dth/D
Capital Investment ~ $606 MM

November 7, 2011
Pipeline & Storage Growth

Deploying Significant Growth Capital
Capital spending is ramping up significantly to fund system expansion and assuming recently allowed industry average ROE and capital structure targets, this segment can achieve significant growth with a rapid increase in contracted volumes
33
$38
$129
$100-
135
$100-
150
$300-
350
$0
$100
$200
$300
$400
$500
2010 2011 2012
Forecast
2013
Forecast
2014
Forecast
Fiscal Year
P&S Capital Expenditures
$219
$215
~$230
~$255
~$255
$0
$100
$200
$300
2010 2011 2012
Forecast
2013
Forecast
2014
Forecast
Fiscal Year
P&S Revenue

November 7, 2011
Midstream

Critical To Boosting Returns in the Marcellus
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
Goal is to first work to assist Seneca
and then gather 3
rd
party producer
volumes
History of operational success and
efficiency within Pennsylvania
Continuously evaluating opportunities
to grow along with the rapid
development of the Marcellus

November 7, 2011
Midstream Corporation

Expansion Initiatives
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service
Date
Market Status
Covington Gathering System 100,000 $16 MM 11/17/09 Fully Subscribed
Completed – Flowing into TGP 300
Line
Covington Gathering  System
Expansion 140
40,000 $1.7 MM 3/7/2011 Fully Subscribed
Completed-
Increased total system
capacity to 140,000 Dth/d
Covington Gathering  System
Expansion 220
80,000 $3.5 MM 4/2012 Fully Subscribed
Will increase total system capacity
to 220,000 Dth/d
Trout Run Gathering System 466,000 $52 MM Q2 FY2012 70% Subscribed Under construction
Total Firm Capacity  ~ 686,000 Dth/D
Capital Investment ~ $ 78.2 MM

November 7, 2011
Midstream

Future Opportunities for Expansion
The Covington and Trout Run
gathering systems allow Seneca
to achieve significant production
growth over the next three
years.  Midstream is continually
looking to build additional
gathering systems.
Will continue to evaluate new gathering infrastructure to alleviate constraints throughout the Marcellus
Look to fill existing gathering infrastructure with 3
rd
party production
once Seneca’s reaches its peak production and begins the natural decline
$3.4
$11
$15-20
$25-35
$35-45
$0
$10
$20
$30
$40
$50
2010 2011 2012 2013 2014
Fiscal Year
NFG Midstream Revenues
Forecast Forecast Forecast

November 7, 2011
Pipeline, Storage & Midstream
Significant Throughput Growth
37
301
320
449
563
575
30
55
108
152
308
350
504
671
727
0
200
400
600
800
1,000
2010 2011 2012
Forecast
2013
Forecast
2014
Forecast
Fiscal Year
Pipeline & Storage Midstream

November 7, 2011 Utility 38 National Fuel Gas Distribution Corporation

November 7, 2011
Utility

Strong Commitment to Safety
Capital spending from 2011 to 2014 is
expected to be between
$55 and $60 million per year
$0
$20
$60
$80
2007 2008 2009 2010 2011 2012
Forecast
2013
Forecast
2014
Forecast
Fiscal Year
Capital Expenditures for Safety
Total Capital Expenditures
$40
$54.2
$57.5
$45.1
$56.2
$44.4
$58.0
$45.0
$58.4
$44.3
$42.8

November 7, 2011
Utility

Continued Cost Control
$176
$178
$164
$167
$168
$27
$25
$27
$14 $11
$203
$203
$191
$181
$179
$0
$50
$100
$150
$200
$250
$300
$350
2007 2008 2009 2010 2011
Fiscal Year
All Other O&M Expenses
O&M Expense - Uncollectibles

November 7, 2011
Utility

Financial Stability
Rate Mechanisms
Low Income Rates
Choice Program/POR
Merchant Function Charge
Revenue Decoupling
90/10 Sharing
Weather Normalization
10.9%
9.8%
10.6%
10.5%
14.0%
13.2%
14.7%
18.8%
0.0%
10.0%
20.0%
30.0%
2008 2009 2010 2011
Fiscal Year
Return on Equity
NY PA
Allowed ROE - NY Approx. Settled  ROE - PA
New York & Pennsylvania
New York only

November 7, 2011 National Fuel Gas Company 42 Corporate & Financial Overview

November 7, 2011
National Fuel Gas Company

Consolidated Capital Expenditures
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
$129
$100-135
$100-150
$300-350
$398
$649
$785-875
$840-1,050
$935-1,145
$501
$854
$980-
1,130
$1,015-
1,290
$1,295-
1,570
$0
$500
$1,000
$1,500
$2,000
2010 2011 2012
Forecast
2013
Forecast
2014
Forecast
Fiscal Year
Utility Pipeline & Storage Exploration & Production Midstream & Other

November 7, 2011
National Fuel Gas Company

Cash Flow Forecasts
$120-
130
$115-
125
$115-
120
$55-
60
$55-
60
$55-
60
$0
$40
$80
$120
$160
Utility Segment
$95-
105
$105-
115
$110-
125
$100-
135
$100-
150
$300-
350
$0
$75
$150
$225
$300
$375
Pipeline & Storage Segment
$450-
500
$650-
800
$900-
1,100
$785-
875
$840-
1,050
$935-
1,145
$0
$250
$500
$750
$1,000
$1,250
Exploration & Production Segment
$20-
30
$40-
50
$55
-
70
$40-
60
$20-
30
$55-
$5-15
$0
$15
$30
$45
$60
$75
Midstream, Marketing & Other
Cash Flows  Operations Capital Expenditures
2012
Forecast
2013
Forecast
2014
Forecast
2012
Forecast
2013
Forecast
2014
Forecast
2012
Forecast
2013
Forecast
2014
Forecast
2012
Forecast
2013
Forecast
2014
Forecast

November 7, 2011
National Fuel Gas Company

Financing Needs – A Consolidated View of Cash Flows
2013E 2014E 2012E
$550-575
$725
$150
$119
$1,055
$500-525
$1,000
$250
$123
$1,153
$225-250
$1,300
$128
$1,433
$0
$500
$1,000
$1,500
$2,000
Cash from Ops Asset Sales & Other CapEx Dividend Debt Repayment Cash on Hand New Financing
This assumes NYMEX natural gas pricing of $4.50, $5.00 and $5.50 for fiscal years 2012, 2013 and 2014, respectively. It also assumes NYMEX crude oil pricing of $95, $100 and $100 for fiscal years 2012, 2013 and 2014, respectively.
Note:

November 7, 2011 National Fuel Gas Company 46 Manageable Debt Maturity Schedule Fiscal Year $150 $250 $300 $250 $50 $49 $0 $50 $100 $150 $200 $250 $300 $350

November 7, 2011
National Fuel Gas Company

Strong Dividend Track Record
Compound Annual
Growth Rate
5.0%
National Fuel has had 109 uninterrupted
years of dividend payments and has increased
its dividend for 41 consecutive years
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
Annual Rate at Fiscal Year End

November 7, 2011
National Fuel Gas Company

Hedge Positions and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2012 35.0 $5.89 / Mcf
Fiscal 2013 23.9 $5.67 / Mcf
Fiscal 2014 4.6 $5.89 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2012 1.6 $77.03 / Bbl
Fiscal 2013 0.9 $86.21 / Bbl
Fiscal 2014 0.2 $94.90 / Bbl
Most hedges executed at sales point to
eliminate basis risk
47%
21%
3%
0%
20%
40%
60%
80%
100%
2012 2013 2014
Hedged Forecasted Production
As of November 3, 2011

November 7, 2011
National Fuel Gas Company

Targeted Capital Structure
Long-Term Consolidated
Capital Structure Target
Capital Structure
Targets by Segment
Debt
35% - 45%
Equity
55% - 65%
40%
30%
50%
50%
60%
70%
50%
50%
All Other
E&P
P&S
Utility
Debt Equity

November 7, 2011
National Fuel Gas Company

Investment Grade Credit Rating
Rating Agency Rating
Fitch BBB+
Moody’s Baa1
Standard & Poors BBB
Current Credit Ratings
Capital Resources
Total Short-Term Capacity: $685 Million
Commercial Paper Program:  $300 Million
Uncommitted Lines of Credit: $385 Million
$300.0 MM Committed Credit Facility through
September 2013 – backs Commercial Paper Program

November 7, 2011 National Fuel Gas Company 51 Appendix

November 7, 2011
National Fuel Gas Company

Fiscal Year 2012 Earnings Guidance Drivers
2012 Forecast
GAAP Earnings per Share $2.85 - $3.15
Operating Earnings per Share $2.85 - $3.15 11% EPS Growth
Exploration & Production Drivers
Total Production (Bcfe) 87 - 101 39% Production Growth
DD&A Expense $2.20 - $2.30
LOE Expense $0.85 - $1.00
G&A Expense $54 - $58 MM
Pipeline & Storage Drivers
O&M Expense 2%
Increase in Revenue (Expansion Projects) $27 MM
Decrease in Revenue (De-Contracting) $4 MM
Utility Drivers
O&M Expense 2%
PA Normal Weather Assumption $0.03 / Share

November 7, 2011
Marcellus Shale

Ensuring Gas Reaches the Market
Firm sales agreements
continue to be layered on
as the future production
profile becomes more
predictable
-
20
40
60
80
100
120
140
Tioga County Production and Future Firm Sales
Firm Sales Tioga County Production

November 7, 2011
Marcellus Shale

Geotechnical Keys to Success
1. 3D Seismic Data
Impacts surface location, lateral length and target zone by imaging faults and structure
Attribute and fracture analyses being conducted to determine if natural fractures and stress regime can be identified
2. Natural Fractures
Impacts Initial Production (IP) & Estimated Ultimate Recovery (EUR)
per well;  Varies by area.
3. Target Zone
Impacts IP & EUR per well;  Varies by area.
4. Stress Regime
Impacts completion efficiency;  Varies by area.
5. Optimize Lateral Length
Cost versus IP/EUR per well;  Currently evaluating.

November 7, 2011 Marcellus Shale 55 Expanding 3D Seismic Coverage Completed – 190,000 ac Punxy DCNR 100 DCNR 595 Covington DCNR 007 DCNR 001 West Branch Mt. Jewett Owl’s Nest In Progress – 128,000 ac

November 7, 2011 Marcellus Shale 56 Importance of 3D Seismic in Identifying Fractures TGP 300 DCNR 007 5H Well Drilled prior to 3D Seismic acquisition Well Test: 2 MMcf/d DCNR 007 Tioga County

November 7, 2011
Marcellus Shale

3D Seismic Analysis:  Fracture Patterns?
Remainder of DCNR Tract 007
Evidence for significant natural fractures
DCNR 007
Tioga County
Fault
DCNR 007 5H Well
In a localized area with minimal fractures
5H
Major Fractures

November 7, 2011
Marcellus Shale

Importance of Closure Stress & Target Zone
Higher
Closure Stress
“pinch point”
Closure Stress & Target Zone
High Closure Stress
Impacts frac initiation &
limits frac width.  Avoid
high closure stress “pinch
points”.
Currently optimizing
Target Zones in each area.
Best zone a function of
rock quality, brittleness,
and stress regime.
Owl’s Nest
Elk County

November 7, 2011
Marcellus Shale

Owl’s Nest – Improved IP’s by Optimizing The Target Zone
Moving into Full Development
Frac Stages
11 of 20 Stages in Union Springs Target
Cherry
Valley
Onondaga Carb
“Narrowed” Union Springs Target Zone: 15’
5,750’
5,800’
3H  Production Results
Treated Lateral:  4,396’
Peak Rate:  4.47 MMcf/d
3-Day Avg.:  4.25 MMcf/d

November 7, 2011
Marcellus Shale

Understanding Multi-Well Pad Drilling
Drill Vertical Section
8 Days/Well
0
48
132
153
178 194
199
Kickoff Point to TD
14 Days/Well
Prep for Completion
3.5 Days/Well
Completion
4.2 Days/Well
Post-Completion
2.7 Days/Well
A typical 6-well pad can
take between six and
seven months from
spud to first production
First
Production
A typical 6-well pad operation
will take ~50 fewer days than
utilizing individual well pads

November 7, 2011
Marcellus Shale

“Zero Liquid Discharge Operation”
Utilizing a state-of-the-art evaporative technology to ensure no liquid is discharged at the surface
Building centrally located units in the Western Development Area (WDA)
and the Eastern Development Area (EDA)
Removes all liquids from the production stream
Has the ability to be powered by the waste heat from a compressor station
End products:
Non-hazardous solidified salt material
Clean water vapor emissions

November 7, 2011
Seneca Resources

Leading Environmental Commitment
www.FracFocus.org
Seneca discloses its hydraulic fracturing
data
Testing “Green Fluids”
Refueling Standards
Evaluate shallow geology and shallow
water systems
Developed Best Practices for design
and cementing of production casing

November 7, 2011
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations.  The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes.  The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.

Reconciliation of Segment Capital Expenditures to

Consolidated Capital Expenditures

($ Thousands)

	FY 2010	FY 2011	FY 2012 Forecast	FY 2013 Forecast	FY 2014 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures	$398,174	$648,815	$785,000-875,000	$840,000-1,050,000	$935,000-1,145,000
Pipeline & Storage Capital Expenditures	37,894	$129,206	$100,000-135,000	$100,000-150,000	$300,000-350,000
Utility Capital Expenditures	57,973	$58,398	$55,000-60,000	$55,000-60,000	$55,000-60,000
Marketing, Corporate & All Other Capital Expenditures	7,311	$17,767	$40,000-60,000	$20,000-30,000	$5,000-15,000

Total Capital Expenditures from Continuing Operations	$501,352	$854,186	$980,000-1,130,000	$1,015,000-1,290,000	$1,295,000-1,570,000

Capital Expenditures from Discountinued Operations
All Other Capital Expenditures	$150	$—	$—	$—	$—

Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2011 Accrued Capital Expenditures	$—	$(63,460)	$—	$—	$—
Pipeline & Storage FY 2011 Accrued Capital Expenditures	—	(7,271)	—	—	—
Exploration & Production FY 2010 Accrued Capital Expenditures	(55,546)	55,546	—	—	—
Exploration & Production FY 2009 Accrued Capital Expenditures	9,093	—	—	—	—
Pipeline & Storage FY 2008 Accrued Capital Expenditures	—	—	—	—	—
All Other FY 2009 Accrued Capital Expenditures	715	—	—	—	—

Total Accrued Capital Expenditures	$(45,738)	$(15,185)	$—	$—	$—

Elimintations	$—	$—	$—	$—	$—

Total Capital Expenditures per Statement of Cash Flows	$455,764	$839,001	$980,000-1,130,000	$1,015,000-1,290,000	$1,295,000-1,570,000